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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2005 (February 2, 2005)

Myogen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50438	84-1348020

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West 103rd Avenue, Suite 102 Westminster, Colorado	80021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 410-6666

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On February 2, 2005, Myogen, Inc. updated its guidance for the ambrisentan clinical development program. The press release announcing the update is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release, dated February 2, 2005, entitled “Myogen Updates Ambrisentan Clinical Development Guidance.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 2, 2005

MYOGEN, INC.
By:	/s/ J. William Freytag
J. William Freytag
Its:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 2, 2005, entitled “Myogen Updates Ambrisentan Clinical Development Guidance.”

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